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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2006

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

             0-27026                                77-0254621
     (Commission File Number)           (I.R.S. Employer Identification No.)

      3345 North First Street, San Jose, California           95134
        (Address of Principal Executive Offices)            (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 15, 2006, Pericom Semiconductor Corporation (the "Company") issued a press release announcing that Dr. Simon Wong had been appointed by the Company's Board of Directors to serve as a director of the Company, commencing September 1, 2006.

     The press release issued on August 15, 2006 by the Company is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)      Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number      Description
---------   --------------------------------------------------------------------
99.1        Press release, dated as of August 15, 2006, announcing the appointment of Dr. Simon Wong to the Company's board of directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERICOM SEMICONDUCTOR CORPORATION


                                       By:    /s/ Alex Hui
                                              ----------------------------------
                                              Alex Hui President,
                                              Chief Executive Officer

                                       By:    /s/ Angela Chen
                                              ----------------------------------
                                              Angela Chen Vice President,
                                              Chief Financial Officer

Date:  August 15, 2006